                           Oppenheimer Limited Term Municipal Fund

                            Supplement dated September 13, 2007
                         to the Statement of Additional Information

This supplement amends the Statement of Additional Information ("SAI") dated January 26,
2007 and is in addition to any existing supplements to the Fund's SAI.

The Statement of Additional Information is revised as follows:

The following bullet point is added at the end of the list of exceptions in the second paragraph of the section titled "About Your Account - Fund Account Fees" on page 72:

o     Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

September 13, 2007                                                  PX0860.012